Exhibit 32.1
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               Certification Pursuant to 18 U.S.C. Section 1350
               ------------------------------------------------
                      As Adopted Pursuant to Section 906
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                      of the Sarbanes-Oxley Act of 2002
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      In connection with  the Annual Report of Carrington Laboratories,  Inc.
 (the "Company") on Form 10-K for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), I Carlton
 E. Turner, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S. C. S 1350, as adopted pursuant to S 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 Date:     March 30, 2006



 /s/ Carlton E. Turner
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 President and Chief Executive Officer